FINANCIAL AND OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2019
Other Income and Expenses [Abstract]
Schedule of Financial and Other Income, Net
	Year ended December 31,
	2019	2018	2017

Interest income	$935	$643	$523
Bank fees and other finance expenses	(32)	(23)	(15)
Foreign currency translation adjustments	(218)	60	(169)
Gain (loss) from sales and disposals of fixed assets	135	(52)	-

Financial and other income, net	$820	$628	$339